CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	May 31, 2020	May 31, 2019
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenues	$ 0	$ 0
Operating Expenses
General and administration	33	778
Professional fees	50,675	124,331
Management and Director's Fees	0	46,466
Total operating expenses	50,708	171,575
Loss from operations	(50,708)	(171,575)
Other (Expense) Income
Interest expense	(28,377)	(61,820)
Gain on change in derivative liability	1,188	(636)
Foreign exchange transaction gain	3,684	1,988
Gain on forgiveness of debts	0	115,173
Total other income (expense)	(23,505)	54,705
Net loss before tax provision	(74,213)	(116,870)
Tax provision	0	0
Net loss	$ (74,213)	$ (116,870)
Net Loss Per Common Share Basic and Diluted	$ (0.01)	$ (0.01)
Weighted Average Common Shares Outstanding - Basic and Diluted	9,863,000	9,863,000